                                                                   Exhibit 10.66


--------------------------------------------------------------------------------


                            SYNBIOTICS CORPORATION



                         Common Stock Purchase Warrant



                           Dated as of July 9, 1997



--------------------------------------------------------------------------------



     This Warrant and any shares acquired upon the exer cise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an exemption therefrom under such Act. This Warrant and such shares may be transferred only in compliance with the conditions specified in this Warrant.


1.  Exercise of Warrant..........................................   1

     1.1.  Manner of Exercise....................................   1
     1.2.  When Exercise Effective...............................   2
     1.3.  Delivery of Stock Certificates, etc...................   2
     1.4.  Company to Reaffirm Obligations.......................   2
     1.5.  Payment by Application of Notes.......................   2
     1.6   Payment by Application of Shares Otherwise
             Issuable............................................   3

2.  Adjustment of Common Stock Issuable Upon Exercise............   3

     2.1.  General; Warrant Price................................   3
     2.2.  Adjustment of Warrant Price...........................   4
           2.2.1  Issuance of Additional Shares of
                    Common Stock.................................   4
           2.2.2  Extraordinary Dividends and
                    Distributions................................   4
     2.3.  Treatment of Options and
             Convertible Securities..............................   5
     2.4.  Treatment of Stock Dividends, Stock Splits, etc.......   8
     2.5.  Computation of Consideration..........................   8
     2.6.  Adjustments for Combinations, etc.....................  10
     2.7.  Dilution in Case of Other Securities..................  10
     2.8.  Minimum Adjustment of Warrant Price...................  10

3.  Consolidation, Merger, etc...................................  10

     3.1.  Adjustments for Consolidation, Merger,
             Sale of Assets, Reorganization, etc.................  10
     3.2.  Assumption of Obligations.............................  11

4.  Other Dilutive Events........................................  12

5.  No Dilution or Impairment....................................  12

6.  Accountants' Report as to Adjustments........................  13

7.  Notices of Corporate Action..................................  14

8.  Registration of Common Stock.................................  14

9.  Restrictions on Transfer.....................................  15
     9.1.  Restrictive Legends...................................  15
     9.2.  Notice of Proposed Transfer; Opinions of Counsel......  16
     9.3.  Termination of Restrictions...........................  17

10.  Availability of Information.................................  18

11.  Reservation of Stock, etc...................................  19



12.  Registration and Transfer of Warrants, etc..................  19

     12.1. Warrant Register; Ownership of Warrants...............  19
     12.2. Transfer and Exchange of Warrants.....................  19
     12.3. Replacement of Warrants...............................  19

13.  Registration under Securities Act, etc......................  20

     13.1. Registration on Request...............................  20
     13.2. Incidental Registration...............................  22
     13.3. Registration Procedures...............................  24
     13.4. Underwritten Offerings................................  30
     13.5. Preparation; Reasonable Investigation.................  33
     13.6. Rights of Requesting Holders..........................  33
     13.7. Indemnification.......................................  34

14.  Definitions.................................................  39

15.  Remedies....................................................  45

16.  No Rights or Liabilities as Stockholder.....................  45

17.  Notices.....................................................  45

18.  Amendments..................................................  45

19.  Expiration..................................................  45

20.  Descriptive Headings........................................  46


FORM OF SUBSCRIPTION.............................................  53

FORM OF ASSIGNMENT...............................................  54

                            SYNBIOTICS CORPORATION
                         Common Stock Purchase Warrant



No. W-1                                                             July 9, 1997


          SYNBIOTICS CORPORATION (the "Company"), a California corporation, for value received, hereby certifies that Banque Paribas, as agent on behalf of the Banks named in the Credit Agreement (as defined below), or registered assigns, is entitled to purchase from the Company 239,950 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, no par value per share (the "Common Stock") of the Company at the purchase price per share of $0.01, at any time or from time to time prior to 5:00 p.m., New York City time, on May 31, 2007 (or such later date as may be determined pursuant to section
19), all subject to the terms, conditions and adjustments set forth below in this Warrant.

          This Warrant is one of the Common Stock Purchase Warrants (the "Warrants", such term to include any such warrants issued in substitution therefor) originally issued in connection with the issuance by the Company of Notes representing the obligations of the Company pursuant to the Credit Agreement (the "Credit Agreement"), dated July 9, 1997, among Banque Paribas (the "Purchaser"), the other Banks named therein, the Company and Banque Paribas, acting in its capacity as agent for the Banks. The Warrants originally so issued evidence rights to purchase an aggregate of 239,950 shares of Common Stock subject to adjustment as provided herein. Certain capitalized terms used in this Warrant are defined in section 14; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Warrant and references to a "section" are, unless otherwise specified, to one of the sections of this Warrant.

          1.  Exercise of Warrant.  1.1.  Manner of Exercise.  This Warrant may
              -------------------         ------------------
be exercised by the holder hereof, with respect to all (but not less than all) of the Common Stock subject hereto, during normal business hours on any Business Day, by surrender of this Warrant to the Company at its principal office, accompanied by a subscription in substantially the form attached to this Warrant (or a reasonable facsimile thereof) duly executed by such holder and accompanied by payment, in cash, by certified or official bank check payable to the order of the Company, or in the manner provided in section 1.5 or section 1.6 (or by any combination of such methods), in the amount obtained by multiplying (a) the
                                                                     -
number of shares of Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) $0.01, and such holder shall
                                              -
thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in sections 2 through 4.

          1.2.  When Exercise Effective.  The exercise of this Warrant shall be
                -----------------------
deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in section 1.3 shall be deemed to have become the holder or holders of record thereof.

          1.3.  Delivery of Stock Certificates, etc.  As soon as practicable
                -----------------------------------
after the exercise of this Warrant and in any event within five Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to section 9, as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of duly authorized, validly is sued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise.

          1.4.  Company to Reaffirm Obligations.  The Company will, at the time
                -------------------------------
of the exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder all rights (including, without limitation, any rights to registration of the shares of Common Stock or Other Securities issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if the holder of this Warrant shall
                           --------
fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

          1.5.  Payment by Application of Notes.  Upon the exercise of this
                -------------------------------
Warrant, the holder hereof may, at its option, instruct the Company, by written notice accompanying the surrender of this Warrant at the time of such exercise, to apply to the payment required by section 1.1 all or any part of the unpaid principal amount of any one or more Notes at the time held by such holder which is at such time due, in which case the Company will accept the principal amount specified in such notice in satisfaction of a like amount of such payment. In case less than the entire unpaid principal amount of any Note shall be so specified, the principal amount so specified shall be credited, as of the date of such exercise, against the required prepayments of principal then remaining unpaid on such Note in the inverse order of their maturity dates. Upon any partial application of a Note, the Company at its expense shall forthwith issue and deliver to or upon the order of the holder thereof a new Note or Notes in principal amount equal to the unpaid principal amount of such surrendered Note which has not been applied against such payment, such new Note or Notes to be dated and to bear interest from the date to which interest has been paid on such surrendered Note. Within two Business Days after receipt of any such notice, the Company will pay to the holder of the Notes giving such notice, in the manner provided in the Notes and in the Credit Agreement, all unpaid interest on the principal amount so specified in such notice, accrued to the date of the exercise of such Warrant.

          1.6  Payment by Application of Shares Otherwise Issuable.  Upon the
               ---------------------------------------------------
exercise of this Warrant, the holder hereof may, at its option, instruct the Company, by written notice accompanying the surrender of this Warrant at the time of such exercise, to apply to the payment required by section 1.1 such number of the shares of Common Stock otherwise issuable to such holder upon such exercise as shall be specified in such notice, in which case an amount equal to the excess of the aggregate Current Market Price of such specified number of shares on the date of exercise over the portion of the payment required by section 1.1 attributable to such shares shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number.

          2.  Adjustment of Common Stock Issuable Upon Exercise.  2.1.  General;
              -------------------------------------------------         --------
Warrant Price.  The number of shares of Common Stock which the holder of this
-------------
Warrant shall be entitled to receive upon the exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to section 1.1, by the fraction of which (a) the numerator is $0.01 and (b) the denominator is the
                   -                              -
Warrant Price in effect on the date of such exercise. The "Warrant Price" shall initially be $0.01 per share, shall be adjusted and readjusted from time to time as provided in this section 2 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this section 2.

          2.2.  Adjustment of Warrant Price.
                ---------------------------

          2.2.1  Issuance of Additional Shares of Common Stock.  In case the
                 ---------------------------------------------
Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to section 2.3 or 2.4) without consideration or for a consideration per share less than the greater of the Current Market Price and the Warrant Price in effect immediately prior to such issue or sale, then, and in each such case, subject to section 2.8, such Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction

          (a) the numerator of which shall be (i) the number of shares of Common
                                               -
     Stock (including, without limitation, the number of shares of Common Stock convertible or exchangeable to shares of Common Stock) outstanding immediately prior to such issue or sale plus (ii) the number of shares of
                                                   --
     Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the greater of such Current Market Price and such Warrant Price, and

          (b) the denominator of which shall be the number of shares of Common Stock (including, without limitation, the number of shares of Common Stock convertible or exchangeable to shares of Common Stock) outstanding immediately after such issue or sale, provided that, for the purposes of this section 2.2.1, (x) immediately after any
--------                                                -
Additional Shares of Common Stock are deemed to have been issued pursuant to section 2.3 or 2.4, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.
     -

          2.2.2  Extraordinary Dividends and Distributions.  In case the Company
                 -----------------------------------------
at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on the Common Stock, other than (a) a dividend payable in Additional Shares of Common Stock or (b) a dividend payable in cash or other property and declared out of the earned surplus of the Company as at the date hereof as increased by any credits (other than credits resulting from a revaluation of property) and decreased by any debits made thereto after such date or (c) a regular periodic cash dividend at a rate not in excess of 110% of the rate of the last regular periodic cash dividend theretofore paid, then, and in each such case, subject to section 2.8, the Warrant Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction

          (x) the numerator of which shall be the Current Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the amount of such dividend or distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock, and

          (y)  the denominator of which shall be such Current Market Price.

          2.3.  Treatment of Options and Convertible Securities.  In case the
                ------------------------------------------------
Company at any time or from time to
time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Shares of Common Stock shall not be
          --------
deemed to have been issued unless the consideration per share (determined pursuant to section 2.5) of such shares would be less than the greater of the Current Market Price and the Warrant Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and provided, further, that in any such case in
                                  --------  -------
which Additional Shares of Common Stock are deemed to be issued

          (a) no further adjustment of the Warrant Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities, except in the case of any such Options or Convertible Securities which contain provisions requiring an adjustment, subsequent to the date of the issue or sale thereof, of the number of Additional Shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities by reason of (x) a change of control of the Company, (y) the acquisition by
                -                                       -
     any Person or group of Persons of any specified number or percentage of the Voting Securities of the Company or (z) any similar event or occurrence,
                                          -
     each such case to be deemed hereunder to involve a separate issuance of Additional Shares of Common Stock, Options or Convertible Securities, as the case may be;

          (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;


          (c) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

               (i) in the case of Options for Common Stock or Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

               (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to section 2.5) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;


          (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

          (e) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

          2.4.  Treatment of Stock Dividends, Stock Splits, etc.  In case the
                ------------------------------------------------
Company at any time or from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such
                                                  -
dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business
              -
on the day immediately prior to the day upon which such corporate action becomes effective.

          2.5.  Computation of Consideration.  For the purposes of this section
                ----------------------------
2,

          (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

               (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

               (ii) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company, and

               (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and
          (ii) above, allocable to such Additional Shares of Common Stock, all as determined in good faith by the Board of Directors of the Company;

          (b) Additional Shares of Common Stock deemed to have been issued pursuant to section 2.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

               (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjust ment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

               (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

          (c) Additional Shares of Common Stock deemed to have been issued pursuant to section 2.4, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

          2.6.  Adjustments for Combinations, etc.  In case the outstanding
                ----------------------------------
shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          2.7.  Dilution in Case of Other Securities.  In case any Other
                ------------------------------------
Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in section 3) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this section 2, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this section 2 with respect to the Warrant Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

          2.8.  Minimum Adjustment of Warrant Price.  If the amount of any
                -----------------------------------
adjustment of the Warrant Price required pursuant to this section 2 would be less than one tenth

(1/10) of one percent (1%) of the Warrant Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one tenth (1/10) of one percent (1%) of such Warrant Price.

          3.  Consolidation, Merger, etc.  3.1.   Adjustments for
              --------------------------          ---------------
Consolidation, Merger, Sale of Assets, Reorganization, etc.  In case the
-----------------------------------------------------------
Company after the date hereof (a) shall consolidate with or merge into any other
                               -
Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate
                             -
with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) shall
                                                                        -
transfer all or substantially all of its properties or assets to any other Person, or (d) shall effect a capital reorganization or reclassification of the
            -
Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Warrant Price is provided in section 2.2.1 or 2.2.2), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Warrant Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the highest amount of securities, cash or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in sections 2 through 4, provided that if a purchase,
                                                  --------
tender or exchange offer shall have been made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, and if the holder of such Warrants so designates in a notice given to the Company on or before the date immediately preceding the date of the consummation of such transaction, the holder of such Warrants shall be entitled to receive the highest amount of securities, cash or other property to which such holder would actually have been entitled as a shareholder if the holder of such Warrants had exercised such Warrants prior to the expiration of such purchase, tender or exchange offer and accepted such offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in sections 2 through 4.

          3.2.  Assumption of Obligations.  Notwithstanding anything contained
                -------------------------
in the Warrants or in the Credit Agreement to the contrary, the Company will not effect any of the transactions described in clauses (a) through (d) of section
3.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Warrant, (a) the obligations of the Company under this Warrant (and if the
               -
Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (b) the obligation to deliver
                                                    -
to such holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this section 3, such holder may be entitled to receive, and such Person shall have similarly delivered to such holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this section 3) shall be applicable to the stock, securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto. Nothing in this section 3 shall be deemed to authorize the Company to enter into any transaction not otherwise permitted by the Credit Agreement.

          4.  Other Dilutive Events.  In case any event shall occur as to which
              ---------------------
the provisions of section 2 or section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in sections 2 and 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

          5.  No Dilution or Impairment.  The Company will not, by amendment of
              -------------------------
its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not permit the par value
                                              -
of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as
                                                 -
may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding, (c) will not take any action which
                                              -
results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise, and (d)
                                                                              -
will not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding-up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value or a sum determined by reference to a formula based on a published index of interest rates, an interest rate publicly announced by a financial institution or a similar indicator of interest rates in respect of participation in dividends and to a fixed sum or percentage of par value in any such distribution of assets.

          6.  Accountants' Report as to Adjustments.  In each case of any
              -------------------------------------
adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and cause independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) selected by the Company to verify such computation (other than any computation of the fair value of property as determined in good faith by the Board of Directors of the Company) and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of
(a) the consideration received or to be received by the Company for any
 -
Additional Shares of Common Stock issued or sold or deemed to have been issued,
(b) the number of shares of Common Stock outstanding or deemed to be
 -
outstanding, and (c) the Warrant Price in effect immediately prior to such issue
                  -
or sale and as adjusted and readjusted (if required by section 2) on account thereof. The Company will forthwith mail a copy of each such report to each holder of a Warrant and will, upon the written request at any time of any holder of a Warrant, furnish to such holder a like report setting forth the Warrant Price at the time in effect and showing in reasonable detail how it was calculated. The Company will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by the holder thereof.

          7.  Notices of Corporate Action.  In the event of
              ---------------------------
          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash out of earned surplus in an amount not exceeding the amount of the immediately preceding cash dividend for such period) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to each holder of a Warrant a notice specifying (i) the
                                                                       -
date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (ii) the date or expected date on which any
                                      --
such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 45 days prior to the date therein specified.

          8.  Registration of Common Stock.  If any shares of Common Stock
              ----------------------------
required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. At any such time as Common Stock is listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance; and the Company will also list on such national securities exchange, will register under the Exchange Act and will maintain such listing of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

          9.  Restrictions on Transfer.  9.1.  Restrictive Legends.  Except as
              ------------------------         -------------------
otherwise permitted by this section 9, each Warrant (including each Warrant issued upon the transfer of any Warrant) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to an exemption therefrom under such Act. This Warrant and such shares may be transferred only in compliance with the conditions specified in this Warrant."

Except as otherwise permitted by this section 9, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act. Such shares may be transferred only in compliance with the conditions specified in that certain Common Stock Purchase Warrant, dated July 9, 1997, between Synbiotics Corporation and Banque Paribas. A complete and correct copy of the form of such Warrant is available for inspection at the principal office of Synbiotics Corporation or at the office or agency maintained by Synbiotics Corporation as provided in such Warrants and will be furnished to the holder of such shares upon written request and without charge."

          9.2.  Notice of Proposed Transfer; Opinions of Counsel.  Prior to any
                ------------------------------------------------
transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act, the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this section 9.2. Each such notice (a) shall describe the manner and circumstances of the proposed
             -
transfer in sufficient detail to enable counsel to render the opinions referred to below, and (b) shall designate counsel for the holder giving such notice (who
               -
may be house counsel for such holder). The holder giving such notice will submit a copy thereof to the counsel designated in such notice and the Company will promptly submit a copy thereof to its counsel. The following provisions shall then apply:

               (i)  If (A) in the opinion of such counsel
                        -
          for the holder the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act, and (B) counsel for the Company shall not have rendered an opinion
               -
          within 15 days after the receipt by the Company of such written notice that such registration is required, such holder shall thereupon be entitled to transfer such securities in accordance with the terms of the notice delivered by such holder to the Company. Each warrant or certificate, if any, representing such securities issued upon or in connection with such transfer shall bear the appropriate restrictive legend required by section 9.1, unless in the opinion of each such counsel such legend is no longer required to insure compliance with the Securities Act. If for any reason counsel for the Company (after having been furnished with the information required to be furnished by clause (a) of this section 9.2) shall fail to deliver an opinion to the Company as aforesaid, then for all purposes of this Warrant the opinion of counsel for the Company shall be deemed to be the same as the opinion of counsel for such holders.

               (ii) If in the opinion of either of or both such counsel the proposed transfer may not legally be effected without registration of such Restricted Securities under the Securities Act (such opinion or opinions to state the basis of the legal conclusions reached therein), the Company will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such Restricted Securities until either (x) receipt by the Company of a further notice
                                   -
          from such holder pursuant to the foregoing provisions of this section
          9.2 and fulfillment of the provisions of clause (i) above or (y) such
                                                                        -
          shares have been effectively registered under the Securities Act.

Notwithstanding the foregoing provisions of this section 9.2(ii), the purchaser of the Warrants shall be permitted to transfer any Restricted Securities to a limited number of institutional investors, provided that (A) each such investor
                                           --------       -
represents in writing that it is acquiring such Restricted Securities for investment and not with a view to the distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within the control of such transferee), (B) each such investor agrees in writing
                                  -
to be bound by all
the restrictions on transfer of such Restricted Securities contained in this section 9.2 and (C) the purchaser of the Warrants delivers to the Company an
                 -
opinion of counsel satisfactory to the Company, stating that such transfer may be effected without registration under the Securities Act. The Company will pay the reasonable fees and disbursements of counsel (other than in-house counsel) for any holder of Restricted Securities and of counsel for the Company in connection with all opinions rendered by them pursuant to this section 9.2 and pursuant to section 9.3.

          9.3.  Termination of Restrictions.  The restrictions imposed by this
                ---------------------------
section 9 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when such securities
                                                      -
shall have been effectively registered under the Securities Act, or (b) when, in
                                                                     -
the opinions of both counsel for the holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Securities Act. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by section 9.1.

          10.  Availability of Information.  So long as the Company shall not
               ---------------------------
have filed a registration statement pursuant to section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities
Act, the Company shall, at any time and from time to time, upon the request of any holder of Registrable Securities and upon the request of any Person designated by such holder as a prospective purchaser of any Registrable Securities, furnish in writing to such holder or such prospective purchaser, as the case may be, a statement as of a date not earlier than 12 months prior to the date of such request of the nature of the business of the Company and the products and services it offers and copies of the Company's most recent balance sheet and profit and loss and retained earnings statements, together with similar financial statements for such part of the two preceding fiscal years as the Company shall have been in operation, all such financial statements to be audited to the extent audited statements are reasonably available, provided
                                                                   --------
that, in any event the most recent financial statements so furnished shall include a balance sheet as of a date less than 16 months prior to the date of such request, statements of profit and loss and retained earnings for the 12 months preceding the date of such balance sheet, and, if such balance sheet is not as of a date less than 6 months prior to the date of such request, additional statements of profit and loss and retained earnings for the period from the date of such balance sheet to a date less than 6 months prior to the date of such request. If the Company shall have filed a registration statement pursuant to the requirements of section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may
                        -
be amended from time to time, or (b) any similar rule or regulation hereafter
                                  -
adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of this section 10.


          11.  Reservation of Stock, etc.  The Company will at all times reserve
               --------------------------
and keep available, solely for issuance and delivery upon exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of all Warrants at the time outstanding. All shares of Common Stock (or Other Securities) issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

          12.  Registration and Transfer of Warrants, etc.
               -------------------------------------------

          12.1. Warrant Register; Ownership of Warrants.  The Company will keep
                ---------------------------------------
at its principal office a register in which the Company will provide for the registration of Warrants and the registration of transfers of Warrants. The Company may treat the Person in whose name any Warrant is registered on such register as the owner thereof for all other purposes, and the Company shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. Subject to section 9, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

          12.2.  Transfer and Exchange of Warrants.  Upon surrender of any
                 ---------------------------------
Warrant for registration of transfer or for exchange to the Company at its principal office, the Company at its expense will (subject to compliance with section 9, if applicable) execute and deliver in exchange therefor a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

          12.3.  Replacement of Warrants.  Upon receipt of evidence reasonably
                 -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, upon delivery of an indemnity bond in such reason able amount as the Company may determine (or, in the case of any Warrant held by any Institutional Holder or its nominee, of an indemnity agreement from such Institutional Holder reasonably satisfactory to the Company), or, in the case of any such mutilation, upon the surrender of such Warrant for cancellation to the Company at its principal office, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          13.  Registration under Securities Act, etc.
               ---------------------------------------

          13.1.  Registration on Request.
                 -----------------------

          (a) Request.  At any time after July 9, 1997, upon the written request
              -------
     of the majority of the Initiating Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will, subject to the terms of this Agreement, promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will effect the registration under the Securities Act of

               (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request, and

               (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), and

               (iii) all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this section 13.1,

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any so to be registered. The Holder shall be entitled to one, and only one, registration, under this Section 13.1.

          (b) Registration Statement Form.  Registrations under this section
              ---------------------------
     13.1 shall be on such appropriate registration form of the Commission (i)
                                                                            -
     as shall be selected by the Company and as shall be reasonably acceptable to the holders of more than 50% (by number of shares) of the Registrable Securities so to be registered and (ii) as shall permit the disposition of
                                         --
     such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

          (c) Expenses.  The Company will pay all Registration Expenses in
              --------
     connection with any registration requested pursuant to this section 13.1 by any Initiating Holders of Registrable Securities. The Registration Expenses (and underwriting discounts and commissions and transfer taxes, if any) in connection with each other registration requested under this section 13.1 shall be allocated pro rata among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf.

          (d) Effective Registration Statement.  A registration requested
              --------------------------------
     pursuant to this section 13.1 shall not be deemed to have been effected (i)
                                                                              -
     unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the
     --------
     Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such
                              --
     registration becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) the conditions to closing specified in the purchase
                     ---
     agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by such Initiating Holders.

          (e) Selection of Underwriters.  If a requested registration pursuant
              -------------------------
     to this section 13.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested, subject to the Company's consent (which shall not be unreasonably withheld).

          (f) Priority in Requested Registrations.  If a requested registration
              -----------------------------------
     pursuant to this section 13.1 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the holders of a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such registration by the holder or holders of Registrable Securities, pro rata
                             --- ----
     among the holders thereof such holders requesting such registration on the basis of the number of such securities requested to be included by such holders. In connection with any such registration, no securities other than Registrable Securities shall be covered by such registration.

          13.2.  Incidental Registration.
                 -----------------------

          (a) Right to Include Registrable Securities.  If the Company at any
              ---------------------------------------
     time proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms and other than pursuant to section 13.1), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this section 13.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written
                           --------
     notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination
                                             -
     not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under section 13.1, and (ii) in the case of a
                                                            --
     determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this section 13.2 shall relieve the Company of its obligation to effect any registration upon request under section 13.1 nor shall any such registration hereunder be deemed to have been effected pursuant to section 13.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this section 13.2.

          (b) Priority in Incidental Registrations.  If (i) a registration
              ------------------------------------       -
     pursuant to this section 13.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so
                                          --
     requested to be registered for sale for the account of holders of Registrable Securities are not also to be included in such under written offering (either because the Company has not been requested so to include such Registrable Securities pursuant to section 13.4(b) or, if requested to do so, is not obligated to do so under section 13.4(b)), and (iii) the
                                                                      ---
     managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company may, upon written notice to all holders of such Registrable Securities, reduce pro rata (if and to the extent stated by
                                    --------
     such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities the registration of which shall have been requested by each holder of Registrable Securities so that the resultant aggregate number of such Registrable Securities so included in such registration shall be equal to the number of shares stated in such managing underwriter's letter.

          13.3.  Registration Procedures.  If and whenever (a) the Company is
                 -----------------------                    -
required to effect the registration of any Registrable Securities under the Securities Act as provided in sections 13.1 and 13.2 or (b) there is a
                                                         -
Requesting Holder in connection with any other proposed registration by the Company under the Securities Act, the Company shall, as expeditiously as possible:

               (i) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible) (in the case of a registration pursuant to section 13.1, such filing to be made within 60 days after the initial request of one or more Initiating Holders of Registrable Securities or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and there after use its best efforts to cause such registration statement to become and remain effective, provided,
                                                                      --------
          however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in section 13.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or (i) in the case of a
                                                   -
          registration pursuant to section 13.1, the expiration of 180 days after such registration statement becomes effective, or (ii) in the
                                                                   --
          case of a registration pursuant to section 13.2, the expiration of 90 days after such registration statement becomes effective;

               (iii) furnish to each seller of Registrable Securities covered by such registration statement and each Requesting Holder and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

               (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller and any Requesting Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

               (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

               (vi) furnish to each seller of Registrable Securities and each Requesting Holder a signed counterpart, addressed to such seller, such Requesting Holder and the underwriters, if any, an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities (with, in the case of an "agreed upon procedures" letter, such modifications or deletions as may be required under Statement on Auditing Standards No. 35) and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller or such Requesting Holder (or the underwriters, if any) may reasonably request;

               (vii) notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

          (v) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

          (w) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

          (x) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

          (y) if at any time the representations and warranties of the Company made as contemplated by section 2.4 below cease to be true and correct;

          (z) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

               (viii) notify each seller of Registrable Securities covered by such registration statement and each Requesting Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing under which they were made, and at the request of any such seller or Requesting Holder promptly prepare and furnish to such seller or Requesting Holder and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing under which they were made;

               (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first full calendar month quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to each such seller and each Requesting Holder at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

               (x) make available for inspection by a representative or representatives of the holders of Registrable Securities, each such representative representing the holders of not less than a majority of the Registrable Securities included in the registration, any underwriter participating in any disposition pursuant to the registration statement and any attorney or accountant retained by such selling holders or underwriter (each, an "Inspector"), all financial and other records, pertinent corporate documents and properties of the Company (the "Records"), and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration in order to permit a reasonable investigation within the meaning of Section 11 of the Securities Act, provided that the Company shall not be required to
                          --------
          comply with this subdivision (xi) if there is a reasonable likelihood, in the judgment of the Company, that such delivery could result in the loss of any attorney-client privilege related thereto; and provided
                                                                     --------
          further that Records which the Company determines, in good faith, to
          -------
          be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (other than to any holder of Registrable Securities) unless (x) such Records have become generally
                                          -
          available to the public or (y) the disclosure of such Records may be
                                      -
          necessary or appropriate (A) in compliance with any law, rule,
                                    -
          regulation or order applicable to any such Inspectors or holder of Registrable Securities, (B) in response to any subpoena or other
                                    -
          legal process or (C) in connection with any litigation to which such
                            -
          Inspectors or any holder of Registrable Securities is a party;

               (xi) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

               (xii) enter into such agreements and take such other actions as sellers of such Registrable Securities holding 51% of the shares so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

               (xiii) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed; and

               (xiv) use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the registration statement.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (vii) of this section 13.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this section 13.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in paragraph (ii) of this section 13.3 shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by paragraph (vii) of this section 13.3.

          If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company then such holder shall have the right to require (i) the
                                                                 -
insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or
             --
otherwise is not
required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

          13.4.  Underwritten Offerings.
                 ----------------------

          (a) Requested Underwritten Offerings.  If requested by the
              --------------------------------
     underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under section 13.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in section
     13.7. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder expressly for use in such registration statement or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          (b) Incidental Underwritten Offerings.  If the Company at any time
              ---------------------------------
     proposes to register any of its securities under the Securities Act as contemplated by section 13.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in section
     13.2 and subject to the provisions of section 13.2(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          (c)  Holdback Agreements.
               -------------------

               (i) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing under writer, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of the Company, during the seven days prior to and the 90 days after any underwritten registration pursuant to section 13.1 or 13.2 has become effective, except as part of such underwritten registration. Notwithstanding the foregoing sentence, each holder of Registrable Securities subject to the foregoing sentence shall be entitled to sell during the foregoing period securities in a private sale.

               (ii)  The Company agrees (x) if so required by the managing
                                         -
          underwriter not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to section 13.1 or 13.2 has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4, S-8 or any successor or similar forms thereto, and (y) to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased directly from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to sell, make any short sale of, loan, grant any option for the purchase of, effect any such public sale or distribution of or otherwise dispose of such securities during such period except as part of such underwritten registration.

                (d) Participation in Underwritten Offerings.  No Person may
                    ----------------------------------------
participate in any underwritten offering hereunder unless such Person (i) agrees
                                                                       -
to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Company and the holders of a majority of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all
                                   --
questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties contained in a writing furnished by such holder expressly for use in the related registration statement or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          13.5.  Preparation; Reasonable Investigation.  In connection with the
                 -------------------------------------
preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, each Requesting Holder and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          13.6.  Rights of Requesting Holders.  The Company will not file any
                 ----------------------------
registration statement under the Securities Act (other than by a registration on Form S-8), unless it shall first have given to each holder of Registrable Securities at the time outstanding (other than any such Person who acquired all such securities held by such Person in a public offering registered under the Securities Act or as the direct or indirect transferee of shares initially issued in such an offering), at least 30 days prior written notice thereof. Any such Person who shall so request within 30 days after such notice (a "Requesting Holder") shall have the rights of a Requesting Holder provided in sections 13.3,
13.5 and 13.7. In addition, if any such registration statement refers to any Requesting Holder by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (a) the
                                                                  -
insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities does not necessarily make such holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as recommendation by such holder of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b)
                                                                             -
in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

          13.7.  Indemnification.
                 ---------------

          (a) Indemnification by the Company.  In the event of any registration
              ------------------------------
     of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless (i) in the case of any
                                                         -
     registration statement filed pursuant to section 13.1 or 13.2, the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, and (ii) in the case of any registration
                                         --
     statement of the Company, any Requesting Holder, its directors and officers and each other Person, if any, who controls such Requesting Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or Requesting Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, such Requesting Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company
                                                   --------
     shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder or Requesting Holder, as the case may be, specifically stating that it is for use in the preparation thereof and, provided, further that the Company shall not be liable to any Person who
     --------  -------
     participates as an underwriter, in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such Requesting Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

          (b) Indemnification by the Sellers.  The Company may require, as a
              ------------------------------
     condition to including any Registrable Securities in any registration statement filed pursuant to section 13.3, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this section 13.7) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

          (c) Notices of Claims, etc.  Promptly after receipt by an indemnified
              -----------------------
     party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this section 13.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this section 13.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

          (d) Other Indemnification.  Indemnification similar to that specified
              ---------------------
     in the preceding subdivisions of this section 13.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

          (e) Indemnification Payments.  The indemnification required by this
              ------------------------
     section 13.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (f) Contribution.  If the indemnification provided for in the
              ------------
     preceding subdivisions of this section 13.7 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the
                          -
     relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i)
                                --
     above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
     (i) above but also the relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers pursuant to the Credit Agreement bear to the gain, if any, realized by the selling holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that
                                                                   --------
     the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this section 13.7, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this section 13.7 had been available under the circumstances.

          The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation (even if the
                                        --- ----
     holders, Requesting Holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this section 13.7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

          Notwithstanding the provisions of this subdivision (f), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder,
                                              -
     the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which
                    --
     the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          14.  Definitions.  As used herein, unless the context otherwise
               -----------
requires, the following terms have the following respective meanings:

              Acquiring Person: With reference to the transactions referred to in clauses (a) through (d) of section 3.1, the continuing or surviving corporation of a consolidation or merger with the Company (if other than the Company), the transferee of substantially all of the properties of the Company, the corporation consolidating with or merging into the Company in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person or cash or any other property, or, in the case of a capital reorganization or reclassification, the Company.

              Acquisition Price:  As applied to the Common Stock, (a) the Market
              -----------------                                    -
Price on the date immediately preceding the date on which any transaction to which section 3 applies is consummated, or (b) if a purchase, tender or exchange
                                            -
offer is made by the Acquiring Person (or by any of its affiliates) to the holders of the Common Stock and such offer is accepted by the holders of more than 50% of the outstanding shares of Common Stock, the greater of (i) the price
                                                                    -
determined in accordance with the provisions of the foregoing clause (a) of this sentence and (ii) the Market Price on the date immediately preceding the
              --
acceptance of such offer by the holders of more than 50% of the outstanding shares of Common Stock.

              Additional Shares of Common Stock:  All shares (including treasury
              ---------------------------------
shares) of Common Stock issued or sold (or, pursuant to section 2.3 or 2.4, deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company.

              Business Day: Any day other than a Saturday or a Sunday or a day
              ------------
on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to "days" (unless Business Days are specified) shall mean calendar days.

              Commission:  The Securities and Exchange Commission or any other
              ----------
federal agency at the time administering the Securities Act.

              Common Stock:  As defined in the introduction to this Warrant,
              ------------
such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

              Company:  As defined in the introduction to this Warrant, such
              -------
term to include any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with section 3.

              Convertible Securities:  Any evidences of indebtedness, shares of
              ----------------------
stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

              Credit Agreement:  As defined in the introduction to this Warrant.
              ----------------

              Current Market Price:  On any date specified herein, the average
              --------------------
daily Market Price during the period of the most recent 20 days, ending on such date, on which the national securities exchanges were open for trading, except that if no Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

              Exchange Act:  The Securities Exchange Act of 1934, or any similar
              ------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              Initiating Holders:  Any holder or holders of Registrable
              ------------------
Securities holding at least (a) on or prior to the effective date of the
                             -
registration statement under the Securities Act of the Company's initial public offering, 25% of the Registrable Securities (by number of shares at the time issued and outstanding), and (b) at any time thereafter, 25% of the Registrable
                              -
Securities (by number of shares at the time issued and outstanding), and initiating a request pursuant to section 13.1 for the registration of all or part of such holder's or holders' Registrable Securities.

              Institutional Holder:  Any original purchaser of any Warrant, any
              --------------------
insurance company, pension fund, mutual fund, investment company, bank, savings bank, savings and loan association, broker-dealer, investment adviser, investment banking company, trust company or any finance or credit company, any portfolio or any investment fund managed by any of the foregoing, any other institutional investor and any nominee of any of the foregoing.

              Market Price:  On any date specified herein, the amount per share
              ------------
of the Common Stock, equal to (a) the last sale price of such Common Stock,
                               -
regular way, on such
date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or
                                   -
admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date, or (c) if there shall have been no trading on such
                               -
date or if the Common Stock is not so designated, the average of the closing bid and asked prices of the Common Stock on such date as shown by the NASD automated quotation system, or (d) if such Common Stock is not then listed or admitted to
                      -
trading on any national exchange or quoted in the over-the-counter market, the higher of (x) the book value thereof as determined by any firm of independent
           -
public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (y) the fair value thereof
                                                     -
determined in good faith by the Board of Directors of the Company as of a date which is within 18 days of the date as of which the determination is to be made.

              Market Value:  Per share of common stock (or equivalent equity
              ------------
interests) of the Acquiring Person or its Parent on any date specified herein,

(a) the average of the last sale prices, regular way, on the 20 consecutive
--
business days immediately preceding such date or, if there shall have been no sale on any such day, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange on which such common stock is at the time listed or admitted to trading, or (b) if such common stock is not then listed or admitted to trading
             -
on any national securities exchange, but is designated as a national market system security by the NASD, the last trading price of the common stock on such date, or if there shall have been no trading on such date or if the common stock is not so designated, the average of the reported closing bid and asked prices on such 20 days as shown by the NASD automated quotation system.

              NASD:  The National Association of Securities Dealers, Inc.
              ----

              Notes:  Collectively, the Tranche A Notes, due May 31, 2002, of
              -----
the Company originally issued in the aggregate principal amount of $5 million, the Tranche B Notes, due May 31, 2003, of the Company originally issued in the aggregate amount of $5 million, and the Revolving Notes, issued originally due May 31, 2002, of the Company in the aggregate amount of $5 million, in each case issued pursuant to the Credit Agreement, and such term to include any such notes issued in substitution for such notes.

              Options:  Rights, options or warrants to subscribe for, purchase
              -------
or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

              Other Securities:  Any stock (other than Common Stock) and other
              ----------------
securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 3 or otherwise.

              Parent:  As to any Acquiring Person any corporation which (a)
              ------                                                      -
controls the Acquiring Person directly or indirectly through one or more intermediaries, (b) is required to include the Acquiring Person in the
                 -
consolidated financial statements contained in such Parent's Annual Report on Form 10-K and (c) is not itself included in the consolidated financial
               -
statements of any other person (other than its consolidated subsidiaries).

              Person:  A corporation, an association, a partnership, an
              ------
organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

              Purchaser:  As defined in the introduction to this Warrant.
              ---------

              Registrable Securities:  (a) Any shares of Common Stock or Other
              ----------------------    -
Securities issued or issuable upon exercise of this Warrant and (b) any
                                                                 -
securities issued or issuable with respect to any securities referred to in the foregoing subdivision by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a
                                                                      -
registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have
                                                             -
been
distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new
                           -
certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be
                                     -
outstanding.

              Registration Expenses:  All expenses incident to the Company's
              ---------------------
performance of or compliance with section 13, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of one counsel and accountants retained by the holder or holders of more than 25% of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided
                                                                   --------
that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

              Requesting Holder:  As defined in section 13.6.
              -----------------

              Restricted Securities: (a) any Warrants bearing the applicable
              ---------------------   -
legend set forth in section 9.2, (b) any shares of Common Stock (or Other
                                  -
Securities) issued upon the exercise of Warrants which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section, (c) any shares of Common Stock (or Other Securities) issued subsequent
          -
to the exercise of any of the Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the out standing shares of Common Stock (or Other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section, and (d) unless the
                                                              -
context otherwise requires, any shares of Common Stock (or Other Securities) issuable upon the exercise of Warrants, which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

              Securities Act:  The Securities Act of 1933, or any similar
              --------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              Transfer:  Any sale, assignment, pledge or other disposition of
              --------
any security, or of any interest therein, which could constitute a "sale" as that term is defined in section 2(3) of the Securities Act.

              Voting Securities:  Stock of any class or classes (or equivalent
              -----------------
interests), if the holders of the stock of such class or classes (or equivalent interests) are ordinarily, in the absence of contingencies, entitled to vote for the election of the directors (or persons per forming similar functions) of such business entity, even though the right so to vote has been suspended by the happening of such a contingency.

              Warrant Price:  As defined in section 2.1.
              -------------

              Warrants:  As defined in the introduction to this Warrant.
              --------

              Weighted Average Warrant Price:  As to any holder of Restricted
              ------------------------------
Securities, the price determined by dividing (a) the sum of the aggregate
                                              -
consideration previously paid by such holder upon the exercise of Warrants plus the consideration payable upon the exercise of all Warrants held by such holder by (b) the sum of (i) the aggregate number of shares previously received by such
    -              -
holder upon the exercise of Warrants plus (ii) the number of shares which would
                                           --
be received by such holder upon the exercise of all Warrants held by such holder, based upon the Warrant Price in effect on the effective date of the registration statement in respect of which the Weighted Average Warrant Price is being determined.

          15.  Remedies.  The Company stipulates that the remedies at law of the
               --------
holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          16.  No Rights or Liabilities as Stockholder.  Nothing contained in
               ---------------------------------------
this Warrant shall be construed as conferring upon the holder hereof any rights as a stock holder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

          17.  Notices.  All notices and other communications under this
               -------
Warrant shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, by a nationally recognized overnight courier, postage prepaid, addressed (a) if to any holder of any Warrant, at the
                                     -
registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of
                                     -
its President at its principal office, provided that the exercise of any Warrant
                                       --------
shall be effective in the manner provided in section 1.

          18.  Amendments.  This Warrant and any term hereof may be changed,
               ----------
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          19.  Expiration.  The Company will give the holder of this Warrant not
               ----------
less than six weeks nor more than nine months notice of the expiration of the right to exercise this Warrant. The right to exercise this Warrant shall expire at 5:00 p.m., New York City time, on the later of May 31, 2007 and the date of the effectiveness of a registration statement covering shares of Common Stock, unless the Company shall fail to give such notice as aforesaid, in which event the right to exercise this Warrant shall not expire until a date six weeks after the date on which the Company shall give the holder hereof notice of the expiration of the right to exercise this Warrant.

          20.  Descriptive Headings.  The headings in this Agreement are for
               --------------------
purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          21.    GOVERNING LAW.  THIS WARRANT SHALL BE CONSTRUED AND ENFORCED
                 -------------   ---------------------------------------------
IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW
-------------------------------------------------------------------------------
OF THE STATE OF  CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
-----------------------------------------------------------------------------

          22.  Judicial Proceedings; Waiver of Jury.  Any judicial proceeding
               ------------------------------------
brought against the Company with respect to this Warrant may be brought in any court of competent jurisdiction in the State of California or of the United States of America for the Central District of California and, by execution and delivery of this Agreement, the Company (a) accepts, generally and
                                         -
unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Warrant, subject to any rights of appeal, and
(b) irrevocably waives any objection the Company may now or hereafter have as to
 -
the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. The Company hereby waives personal service of process and consents, that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of section 17, and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail or, if earlier, when delivered. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any holder of any Warrant to bring proceedings against the Company in the courts of any other jurisdiction. THE COMPANY HEREBY WAIVES
                                                  -------------------------
TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY, OR INDIRECTLY, ANY
--------------------------------------------------------------------------------
MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT
-------------------------------------------------------------------------------
OF, RELATED TO, OR CONNECTED WITH THIS WARRANT OR THE RELATION SHIP ESTABLISHED
-------------------------------------------------------------------------------
HEREUNDER.
---------

                                       SYNBIOTICS CORPORATION


                                       By:        /s/ Kenneth M. Cohen
                                                  ----------------------------
                                       Name:      Kenneth M. Cohen

                                       Title:     President and Chief
                                                  Executive Officer

                             FORM OF SUBSCRIPTION
                             --------------------


                 [To be executed only upon exercise of Warrant]


To [NAME OF ISSUER]

The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, ______ shares of Common
Stock of [NAME OF ISSUER] and herewith makes payment of $              therefor,
and requests that the certificates for such shares be issued in the name of, and
delivered to                , whose address is              .

Dated:
                         --------------------------------------------------
                         (Signature must conform in all respects to name of holder as specified on the face of Warrant)


                                              ---------------------------
                                                    (Street Address)


                                              ---------------------------
                                                (City)(State)(Zip Code)

                              FORM OF ASSIGNMENT
                              ------------------

                 [To be executed only upon transfer of Warrant]


For value received, the undersigned registered holder of the within Warrant
hereby sells, assigns and transfers unto                the right represented by
such Warrant to purchase         shares of [Common Stock] of [NAME OF ISSUER] to
which such Warrant relates, and appoints                Attorney to make such
transfer on the books of [NAME OF ISSUER] maintained for such purpose, with full power of substitution in the premises.

Dated:
                         --------------------------------------------------
                         (Signature must conform in all respects to name of holder as specified on the face of Warrant)



                                                 -----------------------------
                                                        (Street Address)



                                                 -----------------------------
                                                    (City) (State) (Zip Code)

Signed in the presence of:



-------------------------